UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 May 12, 2005
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) On May 12, 2005, at the Annual Meeting of Shareholders, our shareholders approved an amendment and restatement to Lincoln National Corporation Incentive Compensation Plan, as amended and restated on March 8, 2001. A description of the amendment and restatement is incorporated herein by reference from pages 37-44 of our Proxy Statement in connection with the May 12, 2005 Annual Meeting of Shareholders. The Amended and Restated Lincoln National Corporation Incentive Compensation Plan is attached as Exhibit 8 to the Proxy Statement.

The Compensation Committee’s framework for long-term performance awards under the Amended and Restated Incentive Compensation Plan is included in Exhibit 10(a) hereto. The form of long-term incentive award agreement for awards granted under the Plan is filed as Exhibit 10(b) hereto.

(b) On May 12, 2005, the Board of Directors approved an amendment and restatement to the Lincoln National Corporation Executives’ Severance Benefit Plan to:

•
add general compliance language with respect to the American Jobs Creation Act of 2004 (the “JOBS Act”) (e.g., the Plan will be operated, administered, and interpreted in accordance with the JOBS Act);

•
clarify that the current definition of a change in control (“CIC”), does not trigger payment of benefits under the Plan, but rather triggers vesting. Payments are only made if the Executive is terminated w/in three years of the CIC event—the “double trigger” aspect of our CIC Plan;

•	add a JOBS Act six-month rule delaying distribution for “key employees”;

•
make a design change simplifying eligibility and participation issues by voiding all existing Joinder Agreements between employees and Lincoln National Corporation, and by providing that participation will be restricted to current members of the Senior Management Committee and a list of designated individuals--and will no longer require a “joinder” agreement;

•
clarify that the calculation of benefits under the supplemental pension plans would include the additional years of service that an individual receives benefits under this Plan, but not the amount of Plan benefits; and

•	add provisions clarifying issues of Plan administration.

Item 7.01. Regulation FD Disclosure

The press release announcing, among other things, actions taken at the Annual Meeting of Shareholders held on May 12, 2005 and included as Exhibit 99 is incorporated herein by reference. The results of the shareholder vote on the items of business before the Annual Meeting will be reported in our Form 10-Q for the quarter ending June 30, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are included with this Form 8-K.

Exhibit Number	Description
10(a)	Framework for long-term performance awards under the Amended and Restated Incentive Compensation Plan
10(b)	Form of Long-Term Incentive Award Agreement
99	Press Release dated May 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By   /s/ Frederick J. Crawford
Name: Frederick J. Crawford
Title: Senior Vice President and
Chief Financial Officer

Date: May 12, 2005